UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 7, 2005

                            BEACON POWER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

             DELAWARE                   001-16171               04-3372365
  (State or Other Jurisdiction of  (Commission File Number)   (IRS Employer
            Incorporation)                                  Identification No.)

               234 BALLARDVALE STREET
                   WILMINGTON, MA                              01887
      (Address of Principal Executive Offices)               (Zip Code)

         Registrant's telephone number, including area code:978-694-9121


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]  Written communications pursuant to Rule 425 under the Securities
                Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
                Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

         On October 7, 2005 Beacon Power Corporation (the "Company") entered into an agreement with the U.S. Air Force Research Laboratory for "Extreme Energy Density Flywheel Energy Storage System" for Space Applications. On October 10, 2005 the Company issued a press release announcing that it had entered into this agreement. A copy of such press release is filed as Exhibit
99.1 to this Current Report on Form 8-K.

         The foregoing description of the agreement does not purport to be complete and is qualified in its entirety by reference to the agreement, which is filed as Exhibit 10.1 hereto, and is incorporated into this report by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits

   10.1     Agreement between Beacon Power Corporation and the Air Force
                Research Laboratory, dated October 7, 2005.

   99.1     Press release of Beacon Power Corporation, dated October 10, 2005

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BEACON POWER CORPORATION



Date:  October 11, 2005             By:/s/ James M. Spiezio
                                       --------------------
                                  Name:  James M. Spiezio
                                 Title:  Secretary and Chief Financial Officer

                                  Exhibit Index

Exhibit No.                Description

10.1 Agreement between Beacon Power Corporation and the Air Force Research Laboratory, dated October 7, 2005.

99.1     Press release of Beacon Power Corporation, dated October 10, 2005